Assets Held for Sale	6 Months Ended
Jun. 30, 2023
Discontinued Operations and Disposal Groups [Abstract]
Assets Held for Sale	ASSETS HELD FOR SALE
In May 2023, the Corporation announced that FortisBC Holdings Inc. ("FHI") had entered into a definitive share purchase and sale agreement with a subsidiary of Enbridge Inc. to sell its 93.8% ownership interest in Aitken Creek for approximately $400 million, subject to customary closing conditions and adjustments. The purchase is subject to required approval, principally by the BCUC, and is expected to close by the end of the year with a March 31, 2023 effective date.

As at June 30, 2023, the related assets and liabilities, as included in the Energy Infrastructure segment, were classified as held for sale and are detailed below.

As at ($ millions)	June 30, 2023
Cash and cash equivalents	19
Accounts receivable and other current assets	30
Inventories	55
Property, plant and equipment, net	430
Goodwill	27
Total assets held for sale	561

Accounts payable and other current liabilities	20
Deferred income taxes	109
Total liabilities associated with assets held for sale	129

For the three and six months ended June 30, 2023, Aitken Creek had net earnings of $3 million and $18 million, respectively (three and six months ended June 30, 2022 - $14 million and $7 million, respectively).